UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 28, 2009

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
Melville, NY 11747

(Address of principal executive offices)
(631) 962-2000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 8.01. Other Events.
     On May 28, 2009, OSI Pharmaceuticals, Inc. (“OSI”), together with Bayer HealthCare LLC., Onyx Pharmaceuticals, Inc., and Roche, announced the initiation of a Phase III trial examining Nexavar® (sorafenib) tablets in combination with Tarceva® (erlotinib) tablets as a potential new treatment option for patients with advanced hepatocellular carcinoma or primary liver cancer. A copy of OSI’s press release, dated May 28, 2009, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On May 30, 2009, OSI announced that its U.S. partner for Tarceva, Genentech, Inc., a wholly-owned member of the Roche Group, informed OSI of detailed results from a Genentech conducted Phase III study (ATLAS). A copy of OSI’s press release, dated May 30, 2009, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated May 28, 2009.
99.2	Press release dated May 30, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2009	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 28, 2009.
99.2	Press release dated May 30, 2009.